UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2010
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)
Adoption of The Medicines Company’s 2000 Employee Stock Purchase Plan
On June 2, 2010, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to approve the Company’s 2010 employee stock purchase plan (the “2010 ESPP”). The Company’s Board of Directors adopted the 2010 ESPP on April 20, 2010, subject to, and effective upon, approval by the Company’s stockholders at the Annual Meeting. The 2010 ESPP provides for 1,000,000 shares to be available for purchase by eligible employees at a discount according to the terms of the plan.
A more complete description of the terms of the 2010 ESPP can be found in Proposal 2 to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2010 (the “2010 Proxy Statement”). The summary of the 2010 ESPP is qualified in its entirety by the text of the 2010 ESPP, a copy of which is filed as Appendix I to the 2010 Proxy Statement and is incorporated by reference herein.
Amendment of The Medicines Company’s 2004 Amended and Restated Stock Incentive Plan
At the Annual Meeting, the stockholders of the Company voted to approve an amendment to the Company’s 2004 amended and restated stock incentive plan (the “2004 Plan”) to increase the number of shares of common stock of the Company authorized for issuance thereunder from 11,800,000 to 13,900,000. The Company’s Board of Directors approved the amendment to the 2004 Plan on April 20, 2010, subject to, and effective upon, approval by the Company’s stockholders at the Annual Meeting. The 2004 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, stock appreciation rights and other stock-based awards, including the grant of shares to be delivered in the future, to the Company’s employees, officers, directors, consultants and advisors.
A more complete description of the terms of the 2004 Plan can be found in Proposal 3 to the Company’s 2010 Proxy Statement. The summary of the 2004 Plan, as amended, is qualified in its entirety by the text of the 2004 Plan, a copy of which is filed as Appendix II to the 2010 Proxy Statement and is incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders considered: (1) the election of two directors for terms expiring in 2013; (2) a proposal to approve the Company’s 2010 ESPP; (3) a proposal to amend the Company’s 2004 Plan; and (4) the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year.
The voting results at the Annual Meeting with respect to each of the matters described above were as follows:
1.	The two directors were elected based upon the following votes:

	For	Withheld	Broker Non-Votes
William Crouse	43,031,578	249,344	5,459,813
Hiro Shigeta	42,137,186	1,143,736	5,459,813
2. The proposal to approve the Company’s 2010 ESPP was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
42,508,476	764,390	8,056	5,459,813
3. The proposal to amend the Company’s 2004 Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
32,323,828	10,950,593	6,501	5,459,813

4.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year was ratified based upon the following votes

For	Against	Abstain
48,430,291	296,823	13,621
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
10.1	The Medicines Company’s 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix I to the Company’s definitive proxy statement, dated and filed with the Securities and Exchange Commission on April 30, 2010, for the Company’s 2010 Annual Meeting of Stockholders).

10.2	The Medicines Company’s 2004 Amended and Restated Stock Incentive Plan, as amended (incorporated by reference to Appendix II to the Company’s definitive proxy statement, dated and filed with the Securities and Exchange Commission on April 30, 2010, for the Company’s 2010 Annual Meeting of Stockholders).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: June 8, 2010	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	The Medicines Company’s 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix I to the Company’s definitive proxy statement, dated and filed with the Securities and Exchange Commission on April 30, 2010, for the Company’s 2010 Annual Meeting of Stockholders).

10.2	The Medicines Company’s 2004 Amended and Restated Stock Incentive Plan, as amended (incorporated by reference to Appendix II to the Company’s definitive proxy statement, dated and filed with the Securities and Exchange Commission on April 30, 2010, for the Company’s 2010 Annual Meeting of Stockholders).